UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 4, 2018 (May 30, 2018)

Global Medical REIT Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-37815	46-4757266
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

  2 Bethesda Metro Center, Suite 440

Bethesda, MD

20814

  (Address of Principal Executive Offices)
(Zip Code)

(202) 524-6851

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the 2018 annual meeting of stockholders of Global Medical REIT Inc. (the “Company”) that was held on May 30, 2018, the Company’s stockholders: (i) elected the eight nominated directors to the Company’s Board of Directors (the “Board”), (ii) approved, on an advisory basis, the compensation of the Company’s named executive officers, (iii) recommended, on an advisory basis, that future advisory votes on named executive officer compensation be conducted every year, and (iv) ratified the appointment of MaloneBailey, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018. The full results of the matters voted on at the annual meeting of stockholders are set forth below:

Proposal 1 — Election of Directors:

Nominee for Director	For	Withheld	Broker Non-Votes
Jeffrey Busch	10,983,735	198,961	8,596,140
Henry Cole	10,980,303	202,393	8,596,140
Matthew L. Cypher, Ph. D.	9,707,873	1,474,823	8,596,140
Zhang Jingguo	7,213,412	3,970,590	8,594,833
Ronald Marston	9,697,707	1,484,989	8,596,140
Dr. Roscoe Moore	9,708,910	1,473,786	8,596,140
Zhang Huiqi	7,211,419	3,972,583	8,594,833
Lori Beth Wittman	11,015,482	167,214	8,596,140

Proposal 2 — Advisory Vote on Named Executive Officer Compensation:

For	Against	Abstain	Broker Non-Votes
8,957,381	1,607,637	617,676	8,596,142

Proposal 3 — Advisory Vote on the Frequency of Future Advisory Votes on Named Executive Officer Compensation:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
10,062,430	58,088	742,939	319,236	8,596,143

Proposal 4 — Ratification of Appointment of Independent Registered Public Accounting Firm:

For	Against	Abstain	Broker Non-Votes
19,594,011	75,298	108,220	1,307

Item 7.01	Regulation FD Disclosure.

The Company issued a press release on June 4, 2018 regarding Lori Beth Wittman’s election to the Company’s Board. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein solely for purposes of this Item 7.01 disclosure.

On June 4, 2018, the Company also updated an investor presentation concerning the Company on its website, www.globalmedicalreit.com, on the “Investors” page. A copy of the investor presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein solely for purposes of this Item 7.01 disclosure.

Such press release and investor presentation shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 7.01, as well as Exhibit 99.1 and Exhibit 99.2, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release issued June 4, 2018.
99.2	Investor Presentation dated June 4, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Medical REIT Inc.

	By:	/s/ Jamie A. Barber
Jamie A. Barber
Secretary and General Counsel

Dated: June 4, 2018